EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Isle of Capri Casinos, Inc. (the "Company") on Form 10-K for the fiscal year ended April 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), I, Bernard Goldstein, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


                                                       /s/  Bernard  Goldstein
                                                       -----------------------
                                                       Bernard  Goldstein
                                                       Chief  Executive  Officer
July  1,  2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Isle of Capri Casinos, Inc. and will be retained by Isle of Capri Casinos, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.